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                                                                    EXHIBIT 99.2


                        Stockholders Agreement Term Sheet

         The closing of the proposed transaction would be subject to the negotiation and execution by the Investors, the Company, Gerhard Kurz and potentially certain management stockholders of a mutually satisfactory Stockholders Agreement. The Stockholders Agreement would, in any event provide for the following (in addition to such other such terms as may be agreed):




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Board Representation:                         DLJMB, Riverstone's domestic investment vehicle ("Riverstone
                                              U.S.", and together with Riverstone's two other investment vehicles, the "Riverstone Entities") and the management
                                              stockholders will agree to vote their shares to ensure that the Board of Directors will consist of 10 members and will be constituted as follows:  DLJMB will be entitled to
                                              designate 4 of the directors, Riverstone U.S. will be
                                              entitled to designate 2 of the directors (together, the
                                              "Investor Members"), 3 of the directors will be independent directors (i.e., non-investor designated directors), which initially will consist of continuing directors (together
                                              with any directors designated to the board to fill a vacancy caused by the disqualification, death, removal or
                                              resignation of one of the independent directors, the
                                              "Continuing Directors"), and the Chief Executive Officer of
                                              the Company will serve as a director.  Each of the
                                              designated directors will be designated in a manner
                                              consistent with the ruling request made to the United States
                                              Coast Guard in connection with the proposed transaction.  In the event of the death, disability, resignation or removal of an independent director, DLJMB and Riverstone U.S. will mutually agree upon an independent director (that is a
                                              non-investor designated director) to fill the vacancy.  For a period of one year following the closing of the
                                              transaction, the initial Continuing Directors that are
                                              non-investor designated will not be removed except for
                                              cause.

                                              In the event that DLJMB owns less than 50%, but more than 10%, of the shares of Common Stock initially purchased by it, DLJMB shall be entitled to designate only 2 directors. In the event
                                              DLJMB owns less than 10%, but more than 5%, of shares of Common Stock initially purchased by it, it shall be entitled to designate only 1 director. In the event DLJMB owns less than 5% of the shares of Common Stock initially purchased by it, it shall no longer be entitled to designate any directors.

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                                              In the event that the Riverstone Entities, collectively, own less than 50%, but more than 10%, of the shares of Common Stock initially purchased by them, Riverstone U.S. shall be entitled to designate only 1 director. In the event the Riverstone Entities own less than 10% of the shares of Common Stock initially purchased by them, Riverstone U.S. shall no longer be entitled to nominate any directors. Each of Riverstone and CSFB will be represented on the
                                              Board's Audit and Compensation Committees

                                              Investor Members will be compensated for their services in an amount and manner consistent with other Directors of the
                                              Company.

                                              For a period of one year, (i) the Investors will not take any action that will cause the Continuing Directors to be less than a majority of the total number of independent directors on the Board of Directors and (ii) to the extent an annual meeting is held for the election of the directors, the Investors will vote for the election of the Continuing Directors.

Unanimous Vote:                               So long as the Riverstone Entities or DLJMB own shares of
                                              Common Stock equaling at least 15% of the outstanding shares of Common Stock of the Company, determined on a
                                              fully-diluted basis, the unanimous vote of the Investor
                                              Members will be required for the following actions:
                                                 o     Company share repurchases
                                                 o     Affiliated Party Transactions (as described in
                                                       section (c) of Article XIV of the proposed Amended
                                                       Certificate of Incorporation)
                                                 o     Equity or debt financings of the Company
                                                 o     Amendments to Charter and by-laws, including any
                                                       changes to the number of Directors

Demand Registration Rights:                   The Investors will have the right to require the Company to effect up to six 6 demand registrations on an appropriate
                                              form selected by the Company and the Investors demanding
                                              registration, provided that shares of Common Stock to be

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                                              offered in any such registration have an aggregate offering price in excess of $20 million.  DLJMB will be entitled to request four 4 demand registrations.  Riverstone will be
                                              entitled to request two 2 demand registrations.  If a demand registration is to involve an underwritten public offering, the Investor requesting such registration will have the
                                              right to select the underwriters in such underwritten demand registration.  Notwithstanding the foregoing, the Company
                                              shall not be required to effect two demand registrations
                                              pursuant to this agreement in any nine-month period.  The
                                              Company will have customary "black-out" rights to delay a
                                              registration.

"Piggy-Back" Registration                     The Investors will have unlimited piggyback registration
Rights:                                       rights, subject to customary pro rata cut-backs based on the number of shares requested to be covered under such
                                              registration.

Holdback:                                     The Investors will agree not to offer, sell or transfer any shares during the 14 days prior to the filing of a
                                              registration statement or prospectus or any amendments
                                              thereto (except for shares, if any, sold in that public
                                              offering) and during a period thereafter equal (i) 180 days, or (ii) such other period as reasonably required by the
                                              managing underwriters of an underwritten offering.

Registration                                  Expenses: All fees and expenses (including reasonable fees and expenses of counsel) in connection with a registration will be paid by the Company, other than underwriting fees and discounts.

Termination of Existing Registration Rights:  The Company will cause all registration rights agreements to which it is currently a party to be terminated.

Right of First Refusal; Tag-Along:            The parties to the Stockholders Agreement will be subject to rights of first refusal and tag-along rights in any proposed transfer of Common Stock owned by them. Specifically, the
                                              Investors will have PRO RATA tag-along rights in any
                                              proposed transfer of any Common Stock owned by the parties to the Stockholders Agreement.  The Investors would have the


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                                              right of first refusal to purchase any shares proposed to be transferred by the other parties on a PRO RATA basis (based on the number of shares held by such Investor).  The rights of first refusal and tag-along right will be subject to
                                              limited customary exceptions, including Rule 144 sales,
                                              sales pursuant to demand or piggy-back registration rights and sales to certain permitted transferees.

Minority Protections:                         For a period of two years or until a Qualified Minority
                                              Transaction or Business Combination is effected in
                                              compliance with the Company's certificate of incorporation is consummated, at any time a Control Person (as defined in the Company's certificate of incorporation, as amended)
                                              beneficially owns 90% or more of the outstanding Common
                                              Stock, the Company will not enter into a Business
                                              Combination (including a Section 253 short-form merger)
                                              without the approval of holders of a  majority of the
                                              outstanding shares of Common Stock held by the Minority
                                              Holders (as defined in the Company's certificate of
                                              incorporation, as amended), provided, however, that such
                                              approval shall not be required for (x) a merger described in clause (ii) of paragraph (e) of Article XIV of the Company's certificate of incorporation, as amended, or (y) a Qualified
                                              Minority Transaction.

                                              A "Qualified Minority Transaction" shall mean a Business Combination that follows a public tender offer by a Control Person where (i) the
                                              Control Person purchases all shares that are validly tendered and (ii) to the extent that a Control Person has purchased shares in the six month period prior to the consummation of the tender offer, the offer price is, at a minimum, the highest price per share paid by such Control Person or affiliate of such
                                              Control Person in the six month period prior to the commencement of the tender offer.

Management                                    Stockholders: Gerhard Kurz and potentially certain other members of management will be parties to the Stockholders Agreement. The
                                              Stockholders Agreement will impose certain customary transfer limitations and repurchase rights with respect to such parties.

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Jones Act Protection:                         No party to the Stockholders Agreement may transfer shares of Common Stock owned by it to the extent that such transfer would result in the Company not meeting the requirements of
                                              Section 2 of the Shipping Act, 1916, as amended, for the
                                              ownership and operation of vessels in the United States
                                              coastwise trade.

Transfer of Rights:                           Subject to the transfer restrictions discussed above, the
                                              rights and obligations of the Investors under the
                                              Stockholders Agreement will be assigned in connection with any transfer of shares; provided, however, that in no event shall the right to designate a member of the board of
                                              directors be assignable; provided further, that the
                                              registration rights are assignable only if the transferee
                                              (together with its affiliates) is acquiring at least 500,000 shares of Common Stock (assuming exercise of all warrants).

Formation of Holding Company:                 In the event that the holders of a majority of the shares of
                                              Common Stock subject to the Stockholders Agreement desire to acquire any or all of the remaining shares of Common Stock of the Company (by tender offer, merger or otherwise), then the Investors will contribute all shares of Common Stock
                                              owned by them to a corporation to be formed for such
                                              purpose.  In the event of any such transaction, each of
                                              DLJMB and the Riverstone Entities will have the option to
                                              purchase its Pro Rata Portion of the shares of Common Stock to be purchased.  Notwithstanding the foregoing, such
                                              transaction will be conducted in a manner such that, after such transaction, the Company would not fail to meet the
                                              requirements of Section 2 of the Shipping Act, 1916, as
                                              amended, for the ownership and operation of vessels in the
                                              United States Coastwise trade.

                                              "Pro Rata Portion" shall mean the total number of shares
                                              being acquired multiplied by a fraction, the numerator of
                                              which is the number of shares of Common Stock owned by such
                                              Investor, and the denominator of which is the total number of shares of Common Stock owned, in the aggregate, by DLJMB and the Riverstone Entities.

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Fee Letter:                                   CSFB and Riverstone will participate on a pro rata basis in any fees paid in connection with the Fee Letter as defined in the Stock Purchase Agreement between Seabulk and the
                                              Investors

Termination:                                  Except with respect to registration rights, the
                                              Stockholders Agreement will terminate upon a Change of Control of the Company. The Stockholders Agreement would not terminate upon a future public offering of shares of Common Stock of the Company.

                                              With respect to registration rights, such rights will terminate upon the earlier of (i) the seventh anniversary or (ii) when, with respect to each holder of registrable securities, such holder owns less than 3% of the shares of Common Stock (including upon exercise of all warrants) initially purchased by such holder. A "Change of Control" occurs when a person or group (as determined pursuant to Rule 13d-3 of the Exchange Act) other than affiliates of the Investors (with respect to a group, all such members shall be non-affiliates) acquires more than 50% of the outstanding shares of Common Stock.


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